Note 9 - Commitments and Contingencies (FY)	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies [Abstract]
Commitments and Contingencies
9. Commitments and Contingencies

The Company is a party to various legal actions and administrative proceedings arising in the normal course of business. In the opinion of Company's management, resolution of these matters is not anticipated to have a material adverse effect on the Company.

The Company has entered into various agreements with third parties and certain related parties in connection with the research and development activities of its existing product candidates as well as discovery efforts on potential new product candidates. These agreements include fixed obligations to sponsor research and development activities, make minimum royalty payments for licensed patents and pay additional amounts that may be required upon the achievement of scientific, regulatory and commercial milestones, including milestones such as the submission of an IND to the FDA and the first commercial sale of the Company’s products in various countries. As of December 31, 2020 the Company is uncertain as to whether any of these contingent events will become realized. There were no milestone payments or royalties on net sales accrued for any of these agreements as of December 31, 2020 and 2019.

From time-to-time, the Company may have certain contingent liabilities that arise in the ordinary course of business. The Company accrues for liabilities when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. The Company recorded a revenue loss contingency of $544,000 in the fourth quarter of 2019 related to deposits paid to a supplier in support of our JWMRP contract which the Company may have been responsible for repaying to the DoD.  This amount was recorded as an accrued expense in the December 31, 2019 Consolidated Balance Sheet.  During July 2020, the Company settled with the supplier for repayment of the deposit.  The Company used the proceeds from the return of the deposit to repay the DoD in settlement of any outstanding contingent event.  Accordingly, the Company recorded an extinguishment of the accrued liability to other income in the amount of $501,892 during June 2020.

During 2019, the Company identified that it had experienced cost overruns in the amount of $472,310 on certain governmental contracts with the Department of Defense. The Company had already received reimbursement from the Department of Defense for these overruns, and anticipated that the overruns would be eligible for application against cost under-spending on other tasks under the government contract. Accordingly, no loss contingency was recorded in 2019.  During 2020, upon further discussions with the Department of Defense, this matter was resolved in favor of the Company, and ultimately no loss contingency or revenue reduction was required to be recorded.

As of December 31, 2020, the Company had no unconditional purchase obligations for goods and services.

Operating Leases

The Company leases laboratory facilities and office facilities at various locations on a month to month basis. The Company recognizes rent expense on a straight-line basis over the term of the related operating leases. For the years ended December 31, 2020 and 2019, total rent expense related to the Company’s operating leases was $19,286 and $202,891, respectively.